SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549

                             FORM 8-K

               AMENDMENT TO CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): November 21, 2002

                     Checkpoint Systems, Inc.
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        (Exact name of registrant as specified in its charter)


                          Pennsylvania
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     (State or other jurisdiction of incorporation or organization)



            1-11257                             22-1895850
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     (Commission File Number)        (I.R.S. Employer Identification No.)



        101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                (Address of principal executive offices)


                            (856) 848-1800
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            (Registrant's telephone number, including area code)


                                  N/A
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          (Former name or address, if changed since last report)

     Item 5.     Other Events
     ------      ------------

     On November 21, 2002, the Company elected Robert O. Aders,
John E. Davies, Jr., and Sally Pearson to the Company's Board of Directors.








     Item 7.     Financial Statements and Exhibits
     ------      ---------------------------------

1. Exhibits

Press release dated November 25, 2002.





                            Signature
                            ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2002

Checkpoint Systems, Inc.


/s/ George W. Off
------------------------
George W. Off
Chairman and Chief Executive Officer

                 EXHIBIT INDEX
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EXHIBIT NO.      DESCRIPTION OF EXHIBITS
------------     -------------------------

99.1     Press release dated November 25, 2002.

                                     COMPANY CONTACT:
                                             Checkpoint Systems, Inc.
                                             Neil D. Austin
                                             Vice President, General Counsel
                                               and Secretary
                                             (856) 384-2412
                                     INVESTOR RELATIONS CONTACT:
                                             Christine Mohrmann, Marco Lima,
                                             Lindsay Hatton
                                             FD Morgen-Walke
                                             (212) 850-5600
                                     PRESS CONTACT:
                                             Scott Hoffman, Jason Rando
FOR IMMEDIATE RELEASE                        FD Morgen-Walke
                                             (212) 850-5600


              CHECKPOINT SYSTEMS, INC. APPOINTS THREE NEW DIRECTORS
                       TO THE COMPANY'S BOARD OF DIRECTORS


THOROFARE, NJ, November 25, 2002 - Checkpoint Systems, Inc., (NYSE:CKP), today announced the appointment of Sally Pearson, Robert O. Aders and John E. Davies to its Board of Directors. With these additions, Checkpoint Systems' Board of Directors now has nine members, and is comprised of six outside independent directors and three inside directors.

Ms. Pearson is Vice President and General Manager of Merchandise and Retail for the Metropolitan Museum of Art in New York. Ms. Pearson previously was President of Liz Claiborne Specialty Stores and also served as Executive Vice President of Merchandising at a division of Limited, Inc. and Senior Vice President and General Manager of Women's Apparel at Saks Fifth Avenue. She also held various management positions with Federated Department Stores over a twenty-four year period. Ms. Pearson serves on the Advisory Board for Kent State Fashion Council, Kent State University.

Mr. Aders is Chairman of The Advisory Board, Inc., an international consulting organization. He is also a member of the Board and President Emeritus of the Food Marketing Institute where he served as CEO from its founding in 1976 until 1993. Mr. Aders was Acting Secretary of Labor under President Ford during 1975 and 1976. From 1957 to 1974 Mr. Aders held a number of executive positions in the Kroger Co. serving as Chairman of the Board from 1970 to 1974. He is a director of Source -Interlink, Spar Marketing, Inc., SureBeam Corporation and Telepanel Systems. Mr. Aders previously served on the Checkpoint Board from 1994 until his retirement in 1999.

Mr. Davies is Executive Vice President of Checkpoint with responsibility for sales and marketing in the United States, International Americas and Asia Pacific. Mr. Davies has held a number of senior positions with the Company since 1992, including Executive Vice President, Worldwide Operations and Vice President Research and Development.

 "These appointments bring added expertise and experience to our Board of Directors," commented George W. Off, Chairman and Chief Executive Officer. "Ms. Pearson's extensive background in apparel retailing is a welcome addition to our continuing focus in this area. I am pleased to welcome back Bob Aders who served on the Board for five years. Bob's broad experience in international retailing will be invaluable. John Davies, with his technical capabilities and new responsibilities, provides the Board with an insightful perspective on Checkpoint's operations."

Checkpoint Systems, Inc. is a multinational company that manufactures and markets labeling systems designed to improve efficiency, reduce costs and provide value-added label solutions for customers across many markets and industries. Checkpoint is a leading provider of EAS and RFID systems, source tagging, barcode labeling systems, hand-held labeling systems and retail merchandising systems. Applications include automatic identification, retail security and pricing and promotional labels. Operating directly in 30 countries, Checkpoint has a global network of subsidiaries and provides professional customer service and technical support around the world. Checkpoint Systems, Inc.'s web site is located at www.checkpointsystems.com.

Safe Harbor Statement
This press release may include information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include those matters disclosed in the Company's Security and Exchange Commission filings.

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